SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):         February 9, 1996


                                  Maytag Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                       1-655                    42-0401785
(State or other                   (Commission            (IRS Employer
jurisdiction of                   File Number)           Identification No.)
incorporation)


403 West 4th Street North, Newton, Iowa                            50208
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number,
including area code:  (515) 792-8000


                                       N/A
         (Former name or former address, if changed since last report.)





















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Item 5.  Other Events

    The Company announced on February 9, 1996 that it is streamlining its major home appliance business designed to strengthen its position in the industry and
deliver improved results to customers and shareowners.   The Company will take
1996 charges of $50 million for restructuring costs related to the streamlining.

    A copy of the Company's press release issued February 9, 1996 is attached as
Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c) Exhibits.

    The exhibits accompanying this report are listed in the accompanying Exhibit Index.









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    Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Maytag Corporation
                                       (Registrant)


                                    By: s/s G. J. Pribanic
                                        G. J. Pribanic
                                          Chief Financial Officer



    February 9, 1996
         (Date)











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                                  EXHIBIT INDEX

                    The following exhibit is filed herewith.


Exhibit No.              Exhibit

    99(a)             Press Release.



























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